Shareholder's Equity	12 Months Ended
Dec. 31, 2013
Shareholder's Equity

Note 6—Shareholder’s Equity

As of December 31, 2010, the common stock of Pacific Drilling Limited consisted of 2.0 million shares authorized with $0.001 par value per share of which 1.9 million shares were issued.

On March 11, 2011, Pacific Drilling S.A. was incorporated under the form of a société anonyme governed by the laws of the Grand Duchy of Luxembourg with a share capital of $50,000 represented by 50,000 common shares.

On March 23, 2011, Quantum Pacific Group was assigned all outstanding principal and accrued interest of a related-party loan in the amount of $142.8 million (see Note 15), which was then converted to equity in the Company by means of it being contributed as additional consideration for the existing shares held by it as sole shareholder of the Company.

On March 30, 2011, in connection with the Restructuring, our Predecessor assigned its interests in TPDI’s equity, promissory notes to Joint Venture and accrued interest on promissory notes from Joint Venture to another subsidiary of the Quantum Pacific Group, which is referred to as the “TPDI Transfer,” to enable the Company to focus on the operation and marketing of the Company’s wholly-owned fleet. The assignment was recorded and presented as a dividend in-kind within our consolidated financial statements. As a result, neither the Company nor any of its subsidiaries owned any interest in TPDI following March 30, 2011.

Additionally, on March 30, 2011, the Board of Pacific Drilling S.A. resolved to split the 50,000 incorporation common shares into 5.0 million common shares. The Board also resolved for Quantum Pacific (Gibraltar) Limited to become the indirect sole shareholder of all issued Pacific Drilling Limited common shares in exchange for the issuance of 145.0 million common shares of Pacific Drilling S.A. Further, on March 30, 2011, the Company’s Articles were amended to authorize the Board of Directors, for a period of five years, to issue up to $50.0 million of share capital (inclusive of current share capital of the Company).

On April 5, 2011, Pacific Drilling completed a private placement of 60.0 million common shares for net proceeds of approximately $575.5 million.

In November 2011, the Company completed an initial public offering of 6.0 million common shares. In December 2011, the underwriters purchased an additional 0.9 million common shares pursuant to the full exercise of an over-allotment option. The initial public offering resulted in net proceeds of approximately $50.3 million.

In December 2011, the Company also issued 7.2 million common shares to one of our wholly-owned subsidiaries. These common shares are held in treasury for purposes of administering our Pacific Drilling S.A. 2011 Omnibus Stock Incentive Plan.

As of December 31, 2013, the Company’s share capital consisted of 5.0 billion common shares authorized, $0.01 par value per share, 224.1 million common shares issued and 217.0 million common shares outstanding of which approximately 69.1% is held by Quantum Pacific (Gibraltar) Limited.